SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): September 6, 2002

                             UNITED NATIONAL BANCORP
          -------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                   New Jersey
             ------------------------------------------------------
                 (State or other jurisdiction of incorporation)

         000-16931                                           22-2894827
--------------------------------------------------------------------------------
 (Commission file number)                      (IRS employer identification no.)

  1130 Route 22 East, Bridgewater, New Jersey                08807-0010
--------------------------------------------------------------------------------
 (Address of principal executive offices)                    (Zip Code)

                                 (908) 429-2200
        -----------------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5. Other Items.

See Press Release, attached hereto as Exhibit 99.

Item 7. Exhibits.

Exhibit no.             Description

     99                 Press Release dated September 6, 2002.

                                                              SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                       UNITED NATIONAL BANCORP



                                       By: /s/ Thomas C. Gregor
                                       -----------------------------------------
                                       Thomas C. Gregor, Chairman, President and
                                       Chief Executive Officer


Dated:   September 9, 2002